UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2005

RELIANT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16455	76-0655566
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

Item 2.02. Results of Operations and Financial Condition.

Earnings Release and Investor Presentation.

      On March 2, 2005, we issued a press release (earnings release) setting forth our earnings for the quarterly and annual period ended December 31, 2004. A copy of the earnings release is attached as Exhibit 99.1 to this report.

      In our earnings release and in the investor presentation captioned “Reliant Energy – Fourth Quarter 2004 Earnings Teleconference” published on our corporate website in conjunction with the release of earnings, we use a number of non-GAAP measures. As defined in Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” a non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position or cash flow that excludes (includes) amounts, or is subject to adjustments that have the effect of excluding (including) amounts, that are included (excluded) in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (GAAP).

      The non-GAAP financial measures and other reported adjusted items in our earnings release and investor presentation are used in addition to, and in conjunction with, results presented in accordance with GAAP. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting our business. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and to not rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

      In this Form 8-K, we discuss each of the non-GAAP measures that appears in our earnings release and investor presentation and summarize the reasons why our management believes that these measures provide useful information regarding our financial condition, results of operations and cash flows, as applicable. To the extent material, we also discuss the additional purposes, if any, for which these measures are used.

      Copies of this report, the earnings release and investor presentation are available on our web site found at http://www.reliant.com/corporate in the investor relations’ section.

Non-GAAP Measures.

      “Contribution Margin” and “Adjusted Contribution Margin.” In our earnings release, we use the non-GAAP financial measures “contribution margin” and “adjusted contribution margin.” We define each of these measures is as follows:

•	Contribution margin is total revenues less (a) trading margins, (b) fuel and cost of gas sold, (c) purchased power, (d) operation and maintenance, (e) selling and marketing and (f) bad debt expense.

•	Adjusted contribution margin is contribution margin adjusted to include or exclude (as applicable) the items described below under “Adjusted Gross Margin” and “Adjusted Income from Continuing Operations.”

      We believe that contribution margin and adjusted contribution margin are meaningful to investors, analysts, rating agencies, banks and other parties since our management uses these measures in evaluating the performance of our two business segments, retail energy and wholesale energy. In addition, we believe these measures are useful to parties evaluating our segment performance and comparing our results to other companies that have similar business operations.

      The most directly comparable GAAP measure to contribution margin is operating income (loss). A reconciliation of contribution margin to operating income (loss) is set forth in the attachment to our earnings release.

      “Gross Margin” and “Adjusted Gross Margin.” In our earnings release and investor presentation, we use the non-GAAP financial measures “gross margin” and “adjusted gross margin” to analyze the results of operations of our business segments. We define gross margin as total revenues less (a) trading margins, (b) fuel and cost of gas sold and (c) purchased power. Adjusted gross margin is gross margin adjusted to exclude the items below:

•	Gains Recorded in Prior Periods that Were Realized/Collected In Current Period (EITF No. 02-03). We have included income recorded by us prior to 2003 under certain contracts accounted for under the mark-to-market method of accounting with respect to deliveries of electricity in the current period. Since we currently apply the accrual method of accounting to these types of contracts, our management believes that including this income in the delivery period in which it is realized/collected for such contracts (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our results of operations in that including this income is consistent with our current accounting treatment for these types of energy sale contracts. For additional information, see Note to 2(d) to the consolidated financial statements included in our Form 10-K for the year ended December 31, 2003.

•	Changes in California-Related Reserves. We have excluded the impact of changes in receivables and reserves relating to energy sales in California from October 2000 through June 2001. Because of the unique and non-recurring nature of the transactions, market conditions and regulatory events that underlie the changes in receivables and reserves, our management believes that excluding this item (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see Note 15(b) to the consolidated financial statements included in our Form 10-K for the year ended December 31, 2003 and Notes 12(a) and 12(b) to our Form 10-Q for the quarterly period ended September 30, 2004.

•	Non-Trading Unrealized Energy Derivative Gains/Losses. We enter into transactions to hedge the economics of our business operations by buying power supply for our retail business and selling generation output and buying fuel for our wholesale business. These activities are subject to complex accounting rules and can result in different accounting treatments (mark-to-market accounting versus accrual method). Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to future delivery periods, analysis of results of operations from one period to another can be difficult. Accordingly, our management believes that excluding these unrealized gains/losses (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our economic performance in the reporting period.

•	Federal Energy Regulatory Commission (FERC) Settlement. We have excluded losses of $37 million in 2003 and $12 million in 2004 attributable to our settlement with the FERC in October 2003 and entering into a related contract in 2004. We do not believe that these losses are representative of our ongoing business operations. Therefore, our management believes that excluding these items is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see Note 15(a) to the consolidated financial statements in our Form 10-K for the year ended December 31, 2003 and Note 12(a) to the consolidated financial statements included in our Form 10-Q for the quarterly period ended September 30, 2004.

      The most directly comparable GAAP measure to gross margin and adjusted gross margin is operating income (loss). A reconciliation of gross margin to consolidated operating income (loss) is set forth in the attachment to our earnings release.

      “Adjusted Income (Loss) from Continuing Operations.” In our earnings release and investor presentation, we use the non-GAAP financial measure “adjusted income (loss) from continuing operations” to evaluate our financial condition and results of operations on a consolidated basis. We also use this measure in communications with investors, analysts, rating agencies, banks and other parties. We believe that this measure is useful to these parties for the reasons set forth below:

•	Accruals For Certain Payments To CenterPoint Energy, Inc. (CenterPoint). We were required to make a one-time payment to CenterPoint pursuant to the Texas electric restructuring law and the terms of our separation agreements with CenterPoint. Because of its non-recurring nature, our management believes that excluding the related expense of this item is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see Note 14(d) to the consolidated financial statements included in our Form 10-K for the year ended December 31, 2003 and Note 11(a) to our Form 10-Q for the quarterly period ended September 30, 2004.

•	Accelerated Depreciation Related to Retired Generation Assets. In the first quarter of 2004, we retired a 66-megawatt, oil-fueled generation facility in Pennsylvania. In third quarter of 2003, we retired (a) two power-generating units totaling 264 megawatts in California and (b) two power-generating units totaling 225 megawatts in New Jersey. Although we may retire additional generation assets in the future, our management does not believe that these particular plant retirements are representative of our normal business operations in that these plants were retired in connection with a specific review of our wholesale energy business. Therefore, our management believes that the exclusion of these items is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see Note 6 to the consolidated financial statements included in our Form 10-K for the year ended December 31, 2003 and Note 5 to our Form 10-Q for the quarterly period ended September 30, 2004.

•	Equipment Impairment Related to Turbines and Generators. In the second quarter of 2003, we recognized a $16 million pre-tax impairment loss for generators and turbine equipment originally purchased in September 2002 for use in a generation project. The project was subsequently abandoned and the equipment held for possible resale. In 2002, we recorded a $37 million pre-tax impairment loss for this equipment. Because our normal business operations do not involve the purchase and sale of generators and turbines, and associated marketing risks, we have excluded this item from the calculation of “adjusted income (loss) from continuing operations.” Our management believes that excluding this item is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis.

•	Severance and Certain Restructuring Charges. We have excluded severance and certain restructuring charges incurred in connection with our cost reduction programs in 2003 and 2004. The cost reduction programs relate to a specific plan to reposition the company to capitalize on industry restructuring. Because the level of these costs is not representative of our ongoing business operations, our management believes that excluding these costs is useful in that it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see Note 1 to the consolidated financial statements in our Form 10-Q for the quarterly period ended September 30, 2004.

•	Changes in California-Related Reserves – Interest Income. See discussion above under “Gross Margin” and “Adjusted Gross Margin.”

•	Gain on Sale of Counterparty Claim. In August 2004, we recognized a $30 million pre-tax gain ($18 million after-tax gain) upon the sale and assignment of our bankruptcy claims against Enron Corp. and certain of its subsidiaries. Because of the non-recurring nature of the settlement, our management believes that excluding this item (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our results of operations. For additional information, see Note 12(a) to the consolidated financial statements included in our Form 10-Q for the quarterly period ended September 30, 2004.

•	Gain on Sale of Investment. During the fourth quarter of 2004, we recognized a gain in other income of $9 million (pre-tax) as a result of the sale of our interest in IntercontinentalExchange, Inc., an internet-based, electronic trading platform. Because our normal business operations do not involve the purchase and sale of such investments, we have excluded this item as non-representative of our normal business operations. In addition, our management believes that exclusion of this item is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis.

•	Commodity Futures Trading Commission (CFTC) Settlement. In the fourth quarter of 2003, we entered into a settlement with the CFTC in connection with an investigation relating to trading and price reporting issues. Pursuant to the settlement, we paid a penalty of $18 million, which was paid and expensed in 2003. We do not believe that these losses are representative of our ongoing business operations. Therefore, our management believes that excluding this item is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see Note 15(a) to the consolidated financial statements included in our Form 10-K for the year ended December 31, 2003.

•	Goodwill Impairment. In the third quarter of 2003, we recognized an impairment of $985 million (pre-tax and after-tax) reflecting a decrease in the estimated fair value of our wholesale energy segment. Our management believes that excluding this item (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our results of operations. For additional information, see Note 5 to the consolidated financial statements included in our Form 10-Q for the quarterly period ended September 30, 2004.

      “Free Cash Flow.” In our earnings release and investor presentation, we use the non-GAAP financial measure “Free Cash Flow.” We define free cash flow as operating cash flow excluding cash severance costs and changes in cash collateral postings, accounts receivable factoring, restricted cash and payment to CenterPoint less capital expenditures. Our management believes that free cash flow is a useful measure in that it provides a representation of our cash level available to service debt on a normalized basis. A reconciliation of historical free cash flow to GAAP cash flow from continuing operations is included in the investor presentation. Our earnings release and investor presentation also include our projection for free cash flow from continuing operations in 2005. However, there are no GAAP financial measures accessible on a forward-looking basis for future change in restricted cash or change in cash margin deposits. We cannot estimate at this time the impact of such changes; however, these items could be material to future operating cash flow from continuing operations.

      “EBIT,” “EBITDA,” Adjusted EBIT” and “Adjusted EBITDA.” In our earnings release and investor presentation, we use the non-GAAP terms, “earnings (loss) before interest and taxes (EBIT),” “adjusted EBIT,” “earnings (loss) before interest, taxes, depreciation and amortization (EBITDA)” and/or “adjusted EBITDA” in connection with the presentation of certain forward-looking financial information. We define EBIT as earnings (loss) before interest expense, interest income and income taxes and EBITDA as EBIT before depreciation and amortization. Adjusted EBIT and Adjusted EBITDA include the adjustments identified above under “Adjusted Income from Continuing Operations” and “Adjusted Gross Margin.” We believe that EBIT, EBITDA, adjusted EBIT and adjusted EBITDA provide a meaningful representation of our operating performance, which we use to communicate with investors, analysts and others about earnings outlook and results. In addition, many analysts and investors use EBIT and EBITDA to evaluate financial performance. The most directly comparable GAAP measure to EBIT and adjusted EBIT is net income (loss). A reconciliation of these measures to net income (loss) is set forth in the attachment to our earnings release. Our earnings release and investor presentation also include our projection for adjusted EBITDA for 2005. In certain cases, there are no GAAP financial measures accessible on a forward-looking basis for future non-trading unrealized energy derivative gains/losses, mothball/retirements, impairments, legal and regulatory settlements or potential asset sales. We cannot estimate at the time the impact of such changes and expenses; however, these items could be material.

      “Adjusted Net Debt-to-EBITDA.” In our earnings release and investor presentation, we use the non-GAAP term “Adjusted Net Debt-to-EBITDA” in the description of one of our strategic corporate objectives relating to the reduction of costs in order to achieve an adjusted net debt-to-EBITDA target of 3.0 times or lower by the end of year 2006. The items that comprise the GAAP financial measures for adjusted net debt-to-EBITDA as of the end of 2006 are not accessible on a forward-looking basis. However, these items could be material to our future adjusted net debt-to-EBITDA calculation. Adjusted net debt is debt plus certain operating lease commitments and our portion of an equity investment’s debt less cash, restricted cash and net margin deposits on energy trading and hedging activities.

Additional Non-GAAP Measures.

      In our earnings release, we adjust several additional GAAP financial measures. The adjusted measures, including the items excluded, are as follows: “Operation and Maintenance” (severance charges), “Selling and Marketing” (severance charges), “Other General and Administrative” (severance, restructuring and CFTC settlement charges), “Depreciation and Amortization” (equipment impairment and accelerated depreciation on certain assets) and “Interest Expense, Net” (California-related interest income). We believe that adjusting each of these measures provides a meaningful representation of our ongoing operating performance, which we use to communicate with investors, analysts and others about earnings outlook and results. For additional information about these items, please see our discussion elsewhere in this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibits are furnished herewith:

99.1—Press Release dated March 2, 2005

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

      The earnings release filed as an exhibit to this Form 8-K and the investor presentation captioned “Reliant Energy – Fourth Quarter 2004 Earnings Teleconference,” which is posted on our corporate website, contain “forward-looking statements. Forward-looking statements are statements that contain projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or other projections or estimates about our assumptions relating to these types of statements. These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

      We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission., including the following:

•	Fluctuations in commodity prices;

•	The impact of competition;

•	“Market usage adjustments” resulting from revisions to prior period estimates related to customer usage in the Electric Reliability Council of Texas Independent System Operator, PJM and supply costs;

•	Weather conditions;

•	Changes in wholesale market conditions;

•	Plant availability, including limitations on plant capacity, which could restrict our ability to capitalize on increased demand for electricity; and

•	Changes in operating and maintenance expenses.

      For additional information regarding these risks and uncertainties, see our other filings with the SEC, including the discussions under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 as well as our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

      Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

      The information in Item 2.02 and Exhibit 99.1 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC. (Registrant)
Date: March 2, 2005	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press release issued by Reliant Energy, Inc. on March 2, 2005.